                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K/A


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 15, 2000
                                 Date of Report
                       (Date of Earliest Event Reported)


                      Commission File No.  2-97869-D
                                           ---------

                              CRAFTCLICK.COM, INC.
                              --------------------
               (Name of Small Business Issuer in its Charter)

           Utah                 2-97869-D             87-0419571
     (State or other     (Commission File No.)   (IRS Employer I.D. No.)
     Jurisdiction)

                            432 Culver Blvd.
                    Playa Del Rey, California 90293
                    --------------------------------
                  (Address of Principal Executive Offices)

                 Issuer's Telephone Number:  (310) 827-3500

     Item 7.  Financial Statements and Exhibits.

               (a) Financial Statements of Business Acquired.

         The financials of Stamparoo and Bill Bresnick, Digital and Chase are not required because they fall under the minimum requirements for submitting financial statements to the Securities and Exchange Commission on significant acquisitions.

               (b) Pro Forma Financial Information.

         The financials of Stamparoo and Bill Bresnick, Digital and Chase are not required because they fall under the minimum requirements for submitting financial statements to the Securities and Exchange Commission on significant acquisitions.

               (c) Exhibits.

                None.


                                     SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CRAFTCLICK.COM, INC.

     Date: 4/10/00                              By/s/Sandip Seth
                                                  Sandip Seth, Director
                                                  and President